


<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund XVI, Ltd. at March 31, 1997, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund XVI, Ltd.
for the three months ended March 31, 1997.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1997
<PERIOD-START>                             JAN-01-1997
<PERIOD-END>                               MAR-31-1997
<CASH>                                       2,261,407
<SECURITIES>                                         0
<RECEIVABLES>                                   50,669
<ALLOWANCES>                                    12,358
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      32,096,437
<DEPRECIATION>                               1,016,194
<TOTAL-ASSETS>                              41,021,908
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  39,878,804
<TOTAL-LIABILITY-AND-EQUITY>                41,021,908
<SALES>                                              0
<TOTAL-REVENUES>                             1,093,003
<CGS>                                                0
<TOTAL-COSTS>                                  218,271
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                934,205
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                            934,205
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   934,205
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund XVI, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.



